SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 F O R M  8-K/A

                                 Amendment No. 2

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      September 22, 1997

                 TRANSITION ANALYSIS COMPONENT TECHNOLOGY, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

          Delaware                333-20709                    13-3391820
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission)                 (IRS Employer
      of Incorporation)          File Number)               Identification No.)

22700 Savi Ranch Parkway, Yorba Linda, California                       92657
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code   (714) 974-7676

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of business acquired.

                  See Financial Statements of Research Analysis Corporation for the year ended August 31, 1997 commencing on page 3 of this Report.

         (b)      Pro Forma Financial Information.

                  See Financial Statements and Pro Forma Financial Information of the Registrant commencing on page 12 of this Report.

         (c)      Exhibits

                  See Exhibit Index.

Item 7.(a)  Financial Statements of business acquired.


                         RESEARCH ANALYSIS CORPORATION

                              Financial Statement

                       For the Year Ended August 31, 1997

                         [Stephen Wojdowski Letterhead]


To the Board of Directors and Stockholders of Research Analysis Corporation

We have audited the accompanying balance sheet of Research Analysis Corporation as of August 31, 1997 and the related statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Research Analysis Corporation as of August 31, 1997, and the results of its operations and cash flow for the year then ended, in conformity with generally accepted accounting principles.

                                      /s/ Stephen Wojdowski
                                      ---------------------

November 18, 1997

                         RESEARCH ANALYSIS CORPORATION
                                 Balance Sheet
                                August 31, 1997

                                     ASSETS

Current Assets
   Cash in bank                                         $  45,409
   Accounts receivable - trade                             88,400      $ 133,809
                                                        ---------

Property and Equipment
   Office equipment and computers                          49,793
   Less: accumulated depreciation                         (23,792)        26,001
                                                        ---------

Other Assets
   Capitalized software development costs                  59,920
   Deposits                                                 1,336         61,256
                                                        ---------      ---------
       Total Assets                                                    $ 221,096
                                                                       =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
   Accrued payroll and employee benefits                               $  84,102

Stockholders' Equity (per accompanying statement)
   Common stock, authorized 10,000,000 shares           $  23,124
   Additional paid-in capital                              28,317
   Retained earnings                                       85,553        136,994
                                                        ---------      ---------

       Total Liabilities and Stockholders' Equity                      $ 221,096
                                                                       =========

                See accompanying notes to financial statements.

                         RESEARCH ANALYSIS CORPORATION
                                Income Statement
                           Year Ended August 31, 1997

Revenue                                                                $784,624

Contract Costs
   Direct labor                                         $ 335,402
   Subcontracts                                            71,194
   Travel                                                  37,542
   Other direct costs                                       2,467        446,605
                                                        ---------      ---------
Gross Profit                                                             338,019

Operating Expenses
   Fringe benefits                                        273,238
   Overhead                                                61,475
   General and administrative                              34,628        369,341
                                                        ---------      ---------

Loss from Operations                                                    (31,322)

Other Income and Expenses
   Interest income                                                          838
                                                                       --------

Loss before Taxes                                                       (30,484)

Tax Benefit                                                               6,480
                                                                       --------

Net Loss                                                               $(24,004)
                                                                       ========

                See accompanying notes to financial statements.

                         RESEARCH ANALYSIS CORPORATION
                       Statement of Stockholders' Equity

                                      Common Stock
                                    (Par Value $0.10)     Additional
                                   -------------------     Paid-in      Retained
                                    Shares      Value      Capital      Earnings
                                   -------     -------    ---------    ---------

Balance at August 31, 1996         280,082     $20,868    $  18,573    $ 109,557

Purchase of common stock            25,557       2,256        9,744

Shares surrendered                 (93,955)

Net Loss                                                                (24,004)
                                   -------     -------    ---------    ---------
                                   211,684     $23,124    $  28,317    $  85,553
                                   =======     =======    =========    =========


                See accompanying notes to financial statements.

                         RESEARCH ANALYSIS CORPORATION
                            Statement of Cash Flows
                           Year Ended August 31, 1997

Cash Flow from Operating Activities:

Net Loss                                                              $ (24,004)

Adjustments to reconcile net income to net cash flow from operating activities:

    Depreciation and amortization                                        13,358
    Accounts receivable                                                  28,374
    Accounts payable and accrued expenses                                (1,355)
    Prepaid taxes                                                           500
    Deferred taxes                                                       (6,480)
                                                                      ---------

Net Cash Flow from Operating Activities                                  10,393
                                                                      ---------

Cash Flow from Investing Activities

  Purchase of computers and office equipment                            (31,408)
  Software development                                                  (59,920)
                                                                      ---------

Net Cash Flow from Investing Activities                                 (91,328)
                                                                      ---------

Cash Flow from Financing Activities

  Purchases of common stock                                              12,000
                                                                      ---------

Net Cash Flow from Financing Activities                                  12,000
                                                                      ---------

Net Increase/(Decrease) in Cash                                         (68,935)

Cash, beginning                                                         114,344
                                                                      ---------

Cash, ending                                                          $  45,409
                                                                      =========

Supplemental disclosures of cash flow information

  Cash paid during the year for:
    Interest (net of amount capitalized)                                  -0-

    Income taxes                                                          -0-


                 See accompanying notes to financial statements.

                         RESEARCH ANALYSIS CORPORATION
                          Notes to Financial Statement

Note A - Summary of Significant Accounting Policies
---------------------------------------------------

RECOGNITION OF REVENUE

The major portion of revenues result from contract services performed for the United States Government and its prime contractors under cost reimbursement and fixed-price contracts and subcontracts. Contract revenues are accounted for under the percentage of completion method wherein sales and estimated earnings are recognized when work is performed.

INVENTORIES

No inventories are maintained. All cost is charged to operations in the period in which it is incurred.

PROPERTY AND EQUIPMENT

Depreciation is provided over the estimated useful lives of assets using the straight-line method. Estimated useful life is five years for furniture and equipment.

CAPITALIZED SOFTWARE DEVELOPMENT COSTS

In accordance with the Statement of Financial Accounting Standard No. 86, the Company has capitalized certain costs related to the development of software products. Capitalized costs are amortized using the straight-line method over five years. During the fiscal year, the Company incurred $59,920 in software development costs which were capitalized; however, there was no amortization for the year ended August 31, 1997.

INCOME TAXES

Taxes are provided at the appropriate rates for all taxable items included in income regardless of the period in which such items are reported for tax purposes. The principal difference arises from the use of a "Cash Basis" for tax purposes and an "Accrual Basis" for financial statement purposes.

                         RESEARCH ANALYSIS CORPORATION
                          Notes to Financial Statement
                                  (continued)

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

LINE OF BUSINESS

The Company was incorporated in the State of California on September 13, 1983 and is engaged primarily in engineering consulting for reliability, maintainability and logistics in military hardware.


Note B - Accounts Receivable
----------------------------

Accounts receivable are primarily billed to the U.S. Government or subcontracts under U.S. Government prime contracts. All receivables are considered collectible.


Note C - Accrued Payroll and Employee Benefits
----------------------------------------------

          Accrued salaries               $ 17,361
          Accrued vacation                  6,741
          Accrued retirement plan          60,000
                                         --------
                                         $ 84,102
                                         ========

Note D - Income Taxes

The provision for federal income taxes includes the following:

                Payable currently        $     --

                Deferred tax benefit        6,480
                                         --------
                                         $  6,480
                                         ========

                         RESEARCH ANALYSIS CORPORATION
                          Notes to Financial Statement
                                  (continued)


Note F - Commitments
--------------------

Facilities are leased under operating leases. Rent expense was $17,982 for fiscal year 1997.

As of August 31, 1997, future minimum annual lease payments are as follows:

       Year Ended August 31
       --------------------

                1998                   $ 16,392
                1999                     13,660
                                       --------
                                       $ 30,052
                                       ========


Note G - Retirement Plans
-------------------------

The Company has both a profit sharing and money purchase retirement plan that covers all eligible employees. Annual contributions to the profit sharing plan are made at the discretion of the board of directors. The money purchase plan is based on a fixed percentage of eligible compensation. Retirement plan expense was $60,000 for fiscal year 1997.


Note H - Common Stock
---------------------

During the fiscal year, the majority stockholder surrendered 93,955 shares of his stock as an equalizing transaction for no consideration. The two stockholders of the Company now each own 50%.

Item 7.(b)    Pro Forma Financial Information.

              TRANSITION ANALYSIS COMPONENT TECHNOLOGY, INC.

               Pro Forma Condensed Combined Statement of Income
               For the Three Months Ended September 30, 1997

                           (Unaudited)

                                           TACTECH          RAC            Adjustments    Consolidated
                                           --------         ---            -----------    ------------

Revenues                                   $607,751        $148,325        ($15,223)      $740,853

Selling, general and administrative
     expenses                               539,506         197,408        ( 15,223)       721,691

Amortization of software
     development costs                         --             1,070            --            1,070

Interest expense                              2,864            --              --            2,649

Income before income taxes                   55,358         (52,709)           --            2,649

Provision for income taxes                   18,800         (17,900)           --              900

Net income                                 $ 36,558        $ 34,809            --         $  1,749

Net income per common share                                                                    (--)

Shares used in computation                                                                 598,734


            See accompanying notes.

              TRANSITION ANALYSIS COMPONENT TECHNOLOGY, INC.

               Pro Forma Condensed Combined Statement of Income
               For the Year Ended June 30, 1997

                           (Unaudited)

                                           TACTECH          RAC            Adjustments    Consolidated
                                           --------         ---            -----------    ------------

Revenues                                   $2,205,679       $843,180      ($24,000)       $3,024,859

Selling, general and administrative
     expenses                               1,863,247        792,831       (24,000)        2,632,078

Depreciation of equipment                      39,562         10,214            --            49,776

Income before income taxes                    302,870         40,135            --           343,005

Provision for income taxes                    103,400         13,600            --           117,000

Net income                                 $  199,470       $ 26,535            --        $  226,005

Net income per common share                                                                    $0.37

Shares used in computation                                                                   598,734


            See accompanying notes.

              TRANSITION ANALYSIS COMPONENT TECHNOLOGY, INC.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(a) The pro forma financial statements for the year ended June 30, 1997 and for the three month period ended September 30, 1997 were taken from the books and records of TACTech and RAC. The TACTech financial information for the year ended June 30, 1997 was previously filed on Form 10-KSB.

(b) Intercompany sales and purchases have been eliminated in the consolidated number, and income taxes have been provided assuming the acquisition had taken place at the beginning of the respective year and quarter.

              TRANSITION ANALYSIS COMPONENT TECHNOLOGY, INC.


                       Pro Forma Balance Sheet Information
                       -----------------------------------

The pro forma balance sheet data for TACTech after giving effect to the RAC acquisition was previously reported in the footnotes to the financial statements in the Form 10-KSB of TACTech for the year ended June 30, 1997; and such balance sheet data is hereby incorporated by reference. The RAC balance sheet as of September 30, 1997 has been included in the consolidated balance sheet of TACTech in TACTech's Form 10-QSB for the quarter ended September 30, 1997; and such balance sheet data is hereby incorporated by reference.

                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their respective behalf by the undersigned, thereunto duly authorized.

Date: January 22, 1998

                                            TRANSITION ANALYSIS COMPONENT
                                               TECHNOLOGY, INC.

                                        By:    /s/ Martin S. Fawer
                                               -------------------
                                                    Chief Financial Officer and
                                                       Vice President

                                  EXHIBIT INDEX
                                  -------------

Exhibit           Description
-------           -----------

2 Merger Agreement and Plan of Reorganization, dated as of September 1, 1997 by and among Transition Analysis Component Technology, Inc. (the "Registrant"), Research Technology Analysis Corp., Research Analysis Corporation, Jeff Hanser and Bruce L. Blackford.*

10.1 Option Agreement dated September 22, 1997, granting 22,452 options to Bruce L. Blackford.*

10.2 Option Agreement, dated September 22, 1997, granting 22,452 options to Jeff Hanser.*

10.3 Employment Agreement, dated September 22, 1997, between the Registrant and Bruce L. Blackford.*

10.4 Employment Agreement, dated September 22, 1997, between the Registrant and Jeff Hanser.*

99.       Press release dated September 22, 1997.*

--------------------------------------------------
* Previously filed.

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